UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): May 17, 2012

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Avenue, Suite 412 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
Cautionary Statement Pursuant to Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995:
“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, competitive competitions in the social sponsorship segment in which IZEA operates, failure to popularize one or more of the marketplace platforms of IZEA and general economic conditions that may be less favorable than expected, and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.
Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this current report contains material investor information that is not otherwise publicly available.
Management of IZEA hosted an investor conference call on May 17, 2012, to discuss its financial and operating results for the first quarter of 2012, as well as an outlook for the remainder of 2012. The transcript of the call is attached hereto and will also be posted on IZEA's website at www.izea.com.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Transcript of IZEA Q1 2012 Earnings Call held on May 17, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: May 18, 2012	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer